                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 2002



                               LEARN2 CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    000-27417                  76-0518568
      (STATE OR OTHER         (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
      JURISDICTION OF                                     IDENTIFICATION NUMBER)
     INCORPORATION OR
       ORGANIZATION)

                             1311 MAMARONECK AVENUE
                                    SUITE 210
                          WHITE PLAINS, NEW YORK 10605

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (914) 682-4300

                                TABLE OF CONTENTS

Item 5. Other Events.

Item 5. Other Events.

      James A. Cannavino, S. Lee Kling and Donald Schupak announced their resignation as directors of the Registrant.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2002



                                    LEARN2 CORPORATION

                                    By:  /s/ Marc E. Landy
                                       --------------------------------------
                                       Name:  Marc E. Landy
                                       Title: Executive Vice President, Chief
                                              Financial Officer, Secretary and
                                              Treasurer